MAIRS AND POWER GROWTH FUND, INC.

MAIRS AND POWER BALANCED FUND, INC.

Supplement dated December 19, 2011 to the

Prospectuses and

Statements of Additional Information

dated April 29, 2011

The Prospectuses and Statements of Additional Information of Mairs and Power Growth Fund, Inc. (the “Existing Growth Fund”) and of Mairs and Power Balanced Fund, Inc.(the “Existing Balanced Fund”), each dated April 29, 2011, are hereby supplemented with the following:

Reorganizations

At a joint meeting of shareholders held on December 16, 2011 (the “Shareholder Meeting”), (i) the shareholders of the Existing Growth Fund approved its reorganization into a newly-formed series of Mairs and Power Funds Trust, a Delaware statutory trust (the “Trust”), which is known as the Mairs and Power Growth Fund series of the Trust (the “Reorganized Growth Fund”), and (ii) the shareholders of the Existing Balanced Fund approved its reorganization into a newly-formed series of the Trust which is known as the Mairs and Power Balanced Fund series of the Trust (the “Reorganized Balanced Fund”).  These transactions are referred to collectively herein as the “Reorganizations.”  Each Reorganized Fund will have the same investment manager, investment objective and style, and fees and expenses as its counterpart Existing Fund.

The Reorganizations are scheduled to be completed effective as of December 31, 2011.  As a result, at that time:

•                  shareholders of the Existing Growth Fund will become shareholders of the Reorganized Growth Fund, and shareholders of the Existing Balanced Fund will become shareholders of the Reorganized Balanced Fund; and

•                  purchase, sale or exchange requests for the Existing Funds will be deemed to be purchase, sale or exchange requests for shares of their counterpart Reorganized Funds.

The Existing Funds will notify their shareholders if the Reorganizations are not completed within the anticipated time frame described above.  Please call your financial intermediary or the Existing Funds at 800-304-7404 for more information.

Fundamental Investment Restrictions

At the Shareholder Meeting, the shareholders of each Existing Fund also approved revisions to their Fund’s fundamental and non-fundamental investment restrictions.  These revised restrictions also will carry over and be in effect for the respective Reorganized Funds when the Reorganizations are completed.  The revised fundamental and non-fundamental investment restrictions are as follows for each of the Funds:

A.    Fundamental.

1.               Diversification.  The Fund may not with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements fully collateralized by such securities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.               Senior Securities.  The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.

(With respect to this investment limitation, the Investment Company Act of 1940 currently permits a registered open-end investment company such as the Fund to issue senior securities evidencing borrowing from a bank if immediately after such borrowing the company has asset coverage as defined in the Act of at least 300 percent for all of its borrowings. Under the Act, the term “senior securities” does not include borrowings for certain temporary purposes and certain “covered” transactions by a company.)

3.               Borrowing.  The Fund may not borrow money, except that the Fund may borrow money, directly or through reverse repurchase agreements, for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed).

4.               Underwriting.  The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

5.               Concentration.  The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

6.               Real Estate.  The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

7.               Commodities.  The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

8.               Loans.  The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties.

(For the purpose of this restriction, the Fund’s acquisition of a company’s publicly issued or privately placed debt securities would not be deemed the making of a “loan,” nor would the Fund’s investment in repurchase agreements.)

B.    Non-Fundamental.

1.               Short Sales.  The Fund will not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

2.               Margin Purchases.  The Fund will not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.

3.               Borrowing.  The Fund will not purchase additional securities when money borrowed exceeds 5% of total assets.

4.               Illiquid Securities.  The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Limitations listed above apply at the time a security is purchased.  The Fund will not be required to sell a security if the security weight exceeds the above listed limitations as a result of market fluctuation. However, the limitation on borrowing would apply as a result of market fluctuation. Industries are determined by reference to the classifications of industries set forth in the Fund’s semi-annual and annual reports.